                             FORM 8-K


                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549




                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported):   JUNE 28, 1996
                                                 ................


                    GREATER COMMUNITY BANCORP
 .................................................................
      (Exact name of registrant as specified in its charter)


    NEW JERSEY                    0-14294         22-2545165
 .................................................................
  (State or other                (Commission      (IRS Employer
  jurisdiction of                  File No.)       Identification No.)
  incorporation)

         55 UNION BOULEVARD, TOTOWA, NEW JERSEY     07512
 .................................................................
  (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: 201-942-1111
                                                   ..............


                       GREAT FALLS BANCORP
 .................................................................
  (Former name or former address, if changed since last report)


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  Item 5.  Other Events.

          On June 28, 1996, the Corporation's corporate name was changed from Great Falls Bancorp to Greater Community Bancorp. As reported on Item 4 of Form 10-QSB for the quarter ended March 31, 1996, the name change had been approved by the Corporation's shareholders at the 1996 Annual Meeting held on April 30, 1996.

          Certificates for outstanding shares of common stock will not be exchanged except in connection with transfers. The new CUSIP number for the certificate for shares of common stock using the new corporate name Greater Community Bancorp is 39167M 10 8.


Item 7.  Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is being filed with this Report and is attached hereto:

          3.1  Certificate of Amendment of Certificate of
               Incorporation of Great Falls Bancorp, as filed with the New Jersey Secretary of State on June 28, 1996, changing the corporate name to "Greater Community
               Bancorp"


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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GREAT FALLS BANCORP
                                   ..............................
                                           (Registrant)


       JULY 8, 1996                /s/ George E. Irwin
Date .........................     ..............................
                                           (Signature)

                                        GEORGE E. IRWIN
                                        PRESIDENT AND C.O.O.

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                          EXHIBIT INDEX


Exhibit No.                   Title

  3.1          Certificate of Amendment of Certificate of
               Incorporation of Great Falls Bancorp, as filed with the New Jersey Secretary of State on June 28, 1996, changing the corporate name to "Greater Community
               Bancorp"


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                                                      EXHIBIT 3.1


AS FILED WITH THE NEW JERSEY SECRETARY OF STATE ON JUNE 28, 1996

                   CERTIFICATE OF AMENDMENT OF
                 CERTIFICATE OF INCORPORATION OF
                       GREAT FALLS BANCORP


TO: Secretary of State
    State of New Jersey


         Pursuant to the provisions of Section 14A:9-2(4)(f) and
Section 14A:9-4(3), Corporations, General, of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment of Certificate of Incorporation:
         1.  The name of the corporation is GREAT FALLS BANCORP.

         2. Paragraph 1 of the corporation's Certificate of Incorporation is amended in its entirety to read as follows:

              "3.  The name of the corporation is GREATER
    COMMUNITY BANCORP."

         4. Paragraph 3(a) of the corporation's Certificate of Incorporation is amended in its entirety to read as follows:

              "3. (a) The total number of shares of stock which the corporation shall have authority to issue is Eleven Million (11,000,000) shares, consisting of (1) Ten Million (10,000,000) shares of Common Stock, One Dollar ($1.00) par value per share, all of the same class (hereinafter referred to as the "Common Stock"), and (2) One Million (1,000,000) shares of preferred stock without par value which may be divided into classes and into series within any class or classes as determined by the

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    Board of Directors (hereinafter referred to as the
    "Preferred Stock")."

         5. The amendments were adopted by the shareholders of the corporation on April 30, 1996.

         6. The number of shares entitled to vote on the amendments at the time of adoption was 1,709,451 shares of common stock, all of the same class.

         7. The numbers of shares voting for and against the adoption of the respective amendments were as follows:

Subject of              Number of Shares    Number of Shares
Amendment                   Voted For         Voted Against

Amendment to Change
Corporate Name
(paragraph 1)                1,317,219            4,064

Amendment to Increase
Authorized Common Stock
(paragraph 3(a))             1,300,048           13,561

         8. The amendments to the Certificate of Incorporation are not intended to provide for an exchange, reclassification, or cancellation of issued shares.

         9. The amendments shall become effective upon the date of filing in the office of the Secretary of State of New Jersey.


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         IN WITNESS WHEREOF, the corporation has executed this
Certificate of Amendment of Certificate of Incorporation on May 2,
1996.

                              /s/ George E. Irwin
                             George E. Irwin, President